INDEMNIFICATION AGREEMENT
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     INDEMNIFICATION AGREEMENT (the "Agreement") made this ____ day of ________,
1997, between RALSTON PURINA COMPANY, a Missouri corporation (the "Company") and WILLIAM P. STIRITZ ("Director").
     WHEREAS, Director is a member of the Board of Directors of Company, and in such capacity is performing a valuable service for Company; and
     WHEREAS, the Company's Restated Articles of Incorporation (the "Articles") permit the indemnification of directors, officers, employees and certain agents of the Company, and indemnification is also authorized by Section 351.355 of the Missouri Revised Statutes, as amended to date (the "Indemnification Statute"); and
     WHEREAS, the Articles and the Indemnification Statute permit full indemnification of directors absent knowingly fraudulent, deliberately dishonest or willful misconduct; and
     WHEREAS, in order to induce Director to serve as a member of the Board of Directors of Company, Company has determined and agreed to enter into this contract with Director;
     NOW  THEREFORE,  in  consideration  of  Director's  continued  service as a director  after  the  date  hereof,  the  Company and Director agree as follows:
     1.       Indemnity of Director.  Company hereby agrees to hold harmless and
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indemnify  Director to the full extent authorized or permitted by the provisions of  the  Indemnification  Statute,  or  by  any  amendment thereof, or any other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.
     2.          Additional  Indemnity.   Subject to the exclusions set forth in
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Section 3 hereof, Company further agrees to hold harmless and indemnify Director against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by Director in connection with any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time whether before or after the date of this Agreement, becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
     3.          Limitations  on Additional Indemnity.  No indemnity pursuant to
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Section  2  hereof  shall  be  paid  by  Company:
          (a) Except to the extent the aggregate of losses to be indemnified thereunder exceeds the amount of such losses for which the Director is indemnified pursuant to Section 1 hereof or pursuant to any insurance policies or other comparable policies purchased and maintained by the Company;
          (b) In respect to remuneration paid to Director if it shall be finally judicially adjudged that such remuneration was in violation of law;
          (c) On account of any suit for an accounting of profits made from the purchase or sale by Director of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended or similar provisions of any state or local statutory law;
          (d) On account of Director's conduct which is finally judicially adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;
          (e) If a final decision by a Court having jurisdiction in the matter (all appeals having been denied or none having been taken) shall determine  that  such  indemnification  is  not  lawful.
     4.          Continuation  of  Indemnity.  All agreements and obligations of
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Company  contained  herein shall continue during the period Director is a member of the Board of Directors of Company and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action or claim, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Director was a director of the Company or was serving in any other capacity referred to herein.
     5.          Notification  and  Defense of Claim.  Promptly after receipt by
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Director  of notice of the commencement of any action, claim, suit or proceeding against him by reason of his status as a director, officer, employee or agent, Director will notify Company of the commencement thereof; provided, however, that the omission so to notify Company will not relieve Company from any liability which it may have to Director under this Agreement unless and to the extent that Company's rights are prejudiced by such failure. With respect to any such action, claim, suit or proceeding as to which Director notifies Company of the commencement thereof:
          (a)         Company will be entitled to participate therein at its own expense;
          (b) Except as otherwise provided below, to the extent that it may wish, Company jointly with any other party will be entitled to assume the defense thereof, with counsel satisfactory to Director. After notice from Company to Director of its election so to assume the defense thereof, Company will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof unless Director shall have reasonably concluded that there may be a conflict of interest between Company and Director in the conduct of the defense of such action, in which case, Company shall not be entitled to assume the defense of any action, claim, suit or proceeding brought by or on behalf of Company;
          (c) Company shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without
Director's  written  consent.    Neither  Company nor Director will unreasonably
withhold  their  consent  to  any  proposed  settlement.

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     6.          Advancement  and  Repayment  of  Expenses.
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          (a)          To the extent that the Company assumes the defense of any
action, claim, suit or proceeding against Director, Director agrees that he will reimburse Company for all reasonable expenses paid by Company in defending any civil or criminal action, claim, suit or proceeding against Director in the event and only to the extent that it shall be ultimately judicially determined that Director is not entitled to be indemnified by Company for such expenses under the provisions of the Indemnification Statute, the Articles, this Agreement or otherwise.
          (b) To the extent that the Company does not assume the defense of any action, claim, suit or proceeding against Director, Company shall advance to Director all reasonable expenses, including all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with defending, preparing to defend or investigating any civil or criminal action, suit or proceeding, within twenty days after the receipt by Company of a statement or statements from Director requesting such advance or advances, whether prior to or after final disposition
of  such  action,  suit  or  proceeding.    Such  statement  or statements shall
reasonably evidence the expenses incurred by Director and shall include or be preceded or accompanied by an undertaking by or on behalf of Director to repay all of such expenses advanced if it shall be ultimately judicially determined that Director is not entitled to be indemnified against such expenses. Any advances and undertakings to repay pursuant to this paragraph shall be unsecured and interest free.
     7.          Enforcement.
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          (a)     Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Company hereby in order to induce Director to serve as a director of Company, and acknowledges that
Director  is  relying  upon  this  Agreement  in  serving  in  such  capacity.
          (b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Company shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.
     8.          Separability.    Each  of the provisions of this Agreement is a
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separate  and  distinct  agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.
     9.          Governing  Law;  Binding  Effect;  Amendment  and  Termination.
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          (a)     This Agreement shall be interpreted and enforced in accordance with  the  laws  of  the  State  of  Missouri.
          (b) This Agreement shall be binding upon Director and upon Company, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns, and to the benefit of Company, its successors and assigns.
          (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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     IN  WITNESS WHEREOF, the parties hereto have executed this Agreement on and as  of  the  day  and  year  first  above  written.

                              RALSTON  PURINA  COMPANY


                              By:________________________________
                                   W.  P.  McGinnis
                                   co-Chief  Executive  Officer  and
                                   co-President


                              By:________________________________
                                   J.  P.  Mulcahy
                                   co-Chief  Executive  Officer  and
                                   co-President

                              DIRECTOR


                              By:________________________________
                                   William  P.  Stiritz